                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                (Date of Report (Date of earliest event reported):
                                 August 14, 2002

                               Acterna Corporation
             (Exact name of registrant as specified in its charter)

             Delaware                     000-07438              04-2258582
 (State or other jurisdiction of    (Commission File No.)       (IRS Employee
          incorporation)                                     Identification No.)

                            20410 Observation Drive
                          Germantown, Maryland 20876
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (301) 353-1550

Item 7.  Financial Statements and Exhibits.
         ----------------------------------
Exhibit 99.1      Certification of Ned C. Lautenbach, Chief Executive
                  Officer of Acterna Corporation (the "Company"), filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Commission's Order of June 27, 2002 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (the "Order").

Exhibit 99.2      Certification of John D. Ratliff, Corporate Vice
                  President and Chief Financial Officer of the Company, filed with the Securities and Exchange Commission pursuant to the Order.

Exhibit 99.3      Certification of Ned C. Lautenbach, Chief Executive
                  Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code ss. 1350.

Exhibit 99.4      Certification of John D. Ratliff, Corporate Vice
                  President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code ss. 1350.

Exhibit 99.5 Press release announcing the Company's compliance with the order and 18 United States Code ss. 1350.

Item 9.  Regulation FD Disclosure.
         ------------------------

Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference are the certifications of Ned C. Lautenbach, Chief Executive Officer of the Company, and John D. Ratliff, Corporate Vice President and Chief Financial Officer of the Company, respectively, filed with the Securities and Exchange Commission pursuant to the Order.

Attached hereto as Exhibits 99.3 and 99.4 and incorporated by reference are the certifications of Ned C. Lautenbach, Chief Executive Officer of the Company, and John D. Ratliff, Corporate Vice President and Chief Financial Officer of the Company, respectively, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code ss. 1350.

Attached hereto as Exhibit 99.5 and incorporated by reference is the press release announcing the Company's compliance with the Order and 18 United States Code ss. 1350.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ACTERNA CORPORATION

Date:  August 14, 2002
                                By:    /s/  John D. Ratliff
                                    ----------------------------------------
                                       Name:    John D. Ratliff
                                       Title:   Corporate Vice President and
                                                Chief Financial Officer

                                  Exhibit Index

Exhibit Number                            Description
--------------          ----------------------------------------------------
99.1                    Certification of Ned C. Lautenbach, Chief Executive
                        Officer of Acterna Corporation (the "Company"), filed with the Securities and Exchange Commission pursuant to the Securities and Exchange Commission's Order of June 27, 2002 requiring the filing of sworn statements pursuant to section 21(a)(1) of the Securities Exchange Act of 1934 (the "Order").

99.2 Certification of John D. Ratliff, Corporate Vice President and Chief Financial Officer of the Company, filed with the Securities and Exchange Commission pursuant to the Order.

99.3 Certification of Ned C. Lautenbach, Chief Executive Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code ss. 1350.

99.4 Certification of John D. Ratliff, Corporate Vice President and Chief Financial Officer of the Company, which accompanied the Company's Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 United States Code ss. 1350.

99.5 Press release announcing the Company's compliance with the Order and 18 United States Code ss. 1350.